© 2024 Texas Capital Bank Member FDIC July 18, 2024 Q2-2024 Earnings

2 Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of and pursuant to the Private Securities Litigation Reform Act of 1995 regarding, among other things, TCBI’s financial condition, results of operations, business plans and future performance. These statements are not historical in nature and may often be identified by the use of words such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, trends, guidance, expectations and future plans. Because forward-looking statements relate to future results and occurrences, they are subject to inherent and various uncertainties, risks, and changes in circumstances that are difficult to predict, may change over time, are based on management’s expectations and assumptions at the time the statements are made and are not guarantees of future results. Numerous risks and other factors, many of which are beyond management’s control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. While there can be no assurance that any list of risks is complete, important risks and other factors that could cause actual results to differ materially from those contemplated by forward- looking statements include, but are not limited to: economic or business conditions in Texas, the United States or globally that impact TCBI or its customers; negative credit quality developments arising from the foregoing or other factors; TCBI’s ability to effectively manage its liquidity and maintain adequate regulatory capital to support its businesses; TCBI’s ability to pursue and execute upon growth plans, whether as a function of capital, liquidity or other limitations; TCBI’s ability to successfully execute its business strategy, including developing and executing new lines of business and new products and services; the extensive regulations to which TCBI is subject and its ability to comply with applicable governmental regulations, including legislative and regulatory changes; TCBI’s ability to effectively manage information technology systems, including third party vendors, cyber or data privacy incidents or other failures, disruptions or security breaches; elevated or further changes in interest rates, including the impact of interest rates on TCBI’s securities portfolio and funding costs, as well as related balance sheet implications stemming from the fair value of our assets and liabilities; the effectiveness of TCBI’s risk management processes strategies and monitoring; fluctuations in commercial and residential real estate values, especially as they relate to the value of collateral supporting TCBI’s loans; the failure to identify, attract and retain key personnel and other employees; increased or expanded competition from banks and other financial service providers in TCBI’s markets; adverse developments in the banking industry and the potential impact of such developments on customer confidence, liquidity and regulatory responses to these developments, including in the context of regulatory examinations and related findings and actions; negative press and social media attention with respect to the banking industry or TCBI, in particular; claims, litigation or regulatory investigations and actions that TCBI may become subject to; severe weather, natural disasters, climate change, acts of war, terrorism, global conflict (including those already reported by the media, as well as others that may arise), or other external events, as well as related legislative and regulatory initiatives; and the risks and factors more fully described in TCBI’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents and filings with the SEC. The information contained in this communication speaks only as of its date. Except to the extent required by applicable law or regulation, we disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

3 Foundational Tenants of Value Creation in Place Financial Priorities Described 9/1/2021 Building Tangible Book Value // Reinvesting organically generated capital to improve client relevance and create a more valuable franchise Investment // Re-aligning the expense base to directly support the business and investing aggressively to take advantage of market opportunities that we are uniquely positioned to serve Revenue Growth // Growing top- line revenue as a result of expanded banking capabilities for best-in-class clients in our Texas and national markets Flagship Results Proactive, disciplined engagement with the best clients in our markets to provide the talent, products, and offerings they need through their entire life-cycles Structurally higher, more sustainable earnings driving greater performance and lower annual variability Consistent communication, enhanced accountability, and a bias for action ensure execution and delivery Commitment to financial resilience allowing us to serve clients, access markets, and support communities through all cycles Higher quality earnings and a lower cost of capital drive a significant expansion in incremental shareholder returns

2021 Strategic Performance Drivers

Income Statement	FY 2020 (Where We Started)	FY 2021	FY 2022	FY 2023	YTD 2024	2025 (Where We Are Going)
Investment Banking and Trading Income (% of Total Revenue)	2.2%	2.7%	2.9%	8.0%	**10.3%**	~10%
Treasury Product Fees[1] (% of Total Revenue)	1.4%	2.5%	2.4%	2.8%	**3.3%**	~5%
Non-Interest Income (% of Total Revenue)	19.3%	15.2%	28.5%	15.0%	**17.5%**	15%–20%
Adj. Non-Interest Income[2] (% of Adj. Total Revenue[2])	11.2%	13.4%	10.3%	15.0%	**17.5%**	15%–20%
Balance Sheet						
Average Cash & Securities (% of Total Average Assets)	29%	38%	30%	30%	**28%**	>20%
Average Indexed Deposits (% of Total Deposits)	36%	27%	16%	7%	**8%**	<15%

Performance Metrics	FY 2020 (Where We Started)	FY 2021	FY 2022	FY 2023	YTD 2024	2025 (Where We Are Going)
Return on Average Assets	0.18%	0.67%	1.04%	0.64%	**0.46%**	>1.10%
Return on Average Tangible Common Equity[3]	2.1%	8.4%	11.4%	6.2%	**4.1%**	>12.5%
Adj. Return on Average Assets[4]	0.33%	0.69%	0.55%	0.69%	**0.52%**	>1.10%
Adj. Return on Average Tangible Common Equity[3]	4.2%	8.7%	5.8%	6.7%	**4.7%**	>12.5%
CET1	9.4%	11.1%	13.0%	12.6%	**11.6%**	>10%

Treasury Solutions

- Treasury Product Fees down slightly QoQ after a seasonally strong Q1, but up 14% YoY with Card and PxV contributing
- Sustained trends result of multi-year focus on earning the right to become our clients' primary operating bank

Private Wealth

- Assets under management were flat QoQ as fee growth continues to be pressured by managed liquidity assets
- Enhanced platform is on track for completion before year end; expanded product suite should drive revenue expansion into '25

Investment Banking

- Investment Banking Fees achieved record high quarter driven by Capital Markets, Syndications, and Sales & Trading
- Depth, quality, and size of the pipelines continues to steadily improve consistent with a differentiated and maturing business

Financial Performance	Q2 '23	Q3 '23	Q4 '23	Q1 '24	Q2 '24	YoY Growth
Assets Under Management[5] ($bn)	$4.1	$3.7	$3.8	$4.0	$4.0	(1%)
Treasury Product Fees[1] ($mm)	$7.4	$7.8	$7.8	$8.7	$8.5	14%
Wealth Management & Trust Fee Income ($mm)	$3.7	$3.5	$3.3	$3.6	$3.7	(0%)
Investment Banking & Trading Income ($mm)	$27.5	$29.2	$10.7	$23.1	$30.7	12%
Income from Areas of Focus ($mm)	**$38.6**	**$40.5**	**$21.8**	**$35.4**	**$42.9**	**11%**

Texas Capital Bancshares, Inc.

4

Financial Performance // Income Statement

Financial Highlights ($mm)	2023	Adjusted (Non-GAAP[4]) 2023	YTD 2024	Adjusted (Non-GAAP[4]) YTD 2024	Q2 2023	Q1 2024	Adjusted (Non-GAAP[4]) Q1 2024	Q2 2024	Adjusted (Non-GAAP[4]) Q2 2024
Net Interest Income	$914.1	$914.1	$431.6	$431.6	$232.0	$215.0	$215.0	$216.6	$216.6
Non-Interest Revenue	161.4	161.4	91.7	91.7	46.0	41.3	41.3	50.4	50.4
Total Revenue	1,075.5	1,075.5	523.3	523.3	278.0	256.3	256.3	267.0	267.0
Non-Interest Expense	756.9	737.1	390.8	380.3	181.6	202.4	192.4	188.4	187.9
PPNR[6]	318.6	338.5	132.5	143.0	96.4	53.9	64.0	78.6	79.1
Provision for Credit Losses	72.0	72.0	39.0	39.0	7.0	19.0	19.0	20.0	20.0
Income Tax Expense	57.5	62.1	25.7	28.1	20.7	8.8	11.1	16.9	17.0
Net Income	189.1	204.4	67.8	75.9	68.7	26.1	33.9	41.7	42.0
Preferred Stock Dividends	17.3	17.3	8.6	8.6	4.3	4.3	4.3	4.3	4.3
Net Income to Common	171.9	187.1	59.2	67.3	64.3	21.8	29.6	37.4	37.7
Performance Metrics									
Return on Average Assets	0.64%	0.69%	0.46%	0.52%	0.95%	0.36%	0.47%	0.56%	0.57%
PPNR[6] / Average Assets	1.08%	1.15%	0.90%	0.97%	1.33%	0.74%	0.88%	1.06%	1.07%
Efficiency Ratio[7]	70.4%	68.5%	74.7%	72.7%	65.3%	79.0%	75.1%	70.6%	70.4%
Return on Average Common Equity	6.2%	6.7%	4.1%	4.7%	9.2%	3.0%	4.1%	5.3%	5.3%
Earnings Per Share	$3.54	$3.85	$1.25	$1.42	$1.33	$0.46	$0.62	$0.80	$0.80

Non-GAAP[4] Adjustments ($mm)	2023	YTD 2024
Non-Interest Expense	756.9	390.8
FDIC Special Assessment	19.9	3.5
Restructuring Expenses	0.0	2.0
Legal Settlement	0.0	5.0
Non-Interest Expense, Adj.	737.1	380.3

Non-GAAP[4] Adjustments ($mm)	Q1 2024	Q2 2024
Non-Interest Expense	202.4	188.4
FDIC Special Assessment	3.0	0.5
Restructuring Expenses	2.0	0.0
Legal Settlement	5.0	0.0
Non-Interest Expense, Adj.	192.4	187.9

Texas Capital Bancshares, Inc.

5

Financial Performance // Quarterly Balance Sheet Highlights

Balance Sheet Highlights ($mm) Ending Balances	Q2 2023	Q1 2024	Q2 2024	QoQ
Assets				
Cash and Equivalents	2,847	3,316	2,913	(12%)
Total Securities	4,227	4,414	4,389	(1%)
Commercial Loans	10,460	10,383	10,534	1%
Mortgage Finance Loans	5,099	4,153	5,078	22%
CRE Loans	5,309	5,822	5,689	(2%)
Consumer Loans	532	550	558	1%
Gross LHI	21,399	20,909	21,859	5%
Allowance for Credit Losses on Loans	(237)	(264)	(267)	1%
Total Assets	**28,977**	**29,181**	**29,855**	**2%**

	Q2 2023	Q1 2024	Q2 2024	QoQ
Liabilities				
Non-Interest Bearing Deposits	9,429	8,478	7,988	(6%)
Interest Bearing Deposits	13,889	15,476	15,831	2%
Total Deposits	23,318	23,954	23,818	(1%)
FHLB Borrowings	1,350	750	1,675	123%
Total Liabilities	**25,895**	**26,010**	**26,679**	**3%**
Equity				
Common Equity, Excl AOCI	3,222	3,251	3,243	(0%)
AOCI	(440)	(380)	(368)	(3%)
Total Shareholder's Equity	**3,082**	**3,171**	**3,176**	**0%**
Common Shares Outstanding	**47,992,521**	**46,986,275**	**46,188,078**	**(2%)**

Performance Metrics			
Cash & Securities % of Assets	24%	26%	24%
Commercial Loans % of Gross LHI	49%	50%	48%
Total Allowance for Credit Losses ($mm)	(282)	(305)	(313)
Total ACL / Total LHI	1.32%	1.46%	1.44%

Total LHI % of Deposits	91%	87%	91%
Non-Interest Bearing % of Deposits	40%	35%	34%
Book Value Per Share	$57.97	$61.10	$62.26
Tangible Book Value Per Share[8]	$57.93	$61.06	$62.23

Texas Capital Bancshares, Inc.
6

7 $5.3 $4.3 $3.3 $4.4 $4.7 $3.9 $3.5 $4.4 $4.9 $4.1 $4.1 $5.1 $4.4 $4.0 $4.2 $5.1 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 $5.3 $5.4 $5.5 $5.8 $5.7 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 $10.5 $10.4 $10.4 $10.4 $10.5 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024  Commercial loans increased $151mm or 1% QoQ  Impact of multi-year capital recycling on loan balances to lessen in 2H ’24  Commercial real estate loans decreased $133mm QoQ as payoff rates increased in Q2 relative to prior quarter  Multi-family comprises $2.4bn or 42% of CRE loans  Over 55% located in Texas and total portfolio avg. LTV of 48%  Office is $485mm or 9% of CRE Loans  57% avg. LTV and 69% Class A  Mortgage Finance loan balances driven by anticipated Q2 seasonality resulted in a $840mm, or 24%, QoQ increase on an average basis, compared to a 33% increase in the comparable quarter last year  Period end balances increased $925mm, or 22%, as the industry rebounded from a seasonally weaker mortgage origination period during Q4 and Q1 Loan Portfolio Composition Mortgage Finance Loans ($bn) Average Period End Commercial Loans ($bn) Commercial Real Estate Loans ($bn)

8 2.37% 2.62% 2.82% 2.97% 2.99% 2.38% 2.60% 2.75% 2.83% 2.83% 4.09% 4.47% 4.58% 4.67% 4.64% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q2 2024 EOP Deposit and Funding Composition  Total deposit balances decreased $136mm or 1% QoQ  Excluding MF9 non-interest bearing and brokered deposits, QoQ growth of $415mm or 2% resulting from sustained focus on growing client relationships  Average MF9 non-interest bearing deposits remained flat at $5.2bn and decreased to 120% of average mortgage finance loans in Q2 compared to 148% in Q1  End of period balances decreased $473mm QoQ due to proactive reductions of select higher-cost deposits  The majority of MF9 non-interest bearing deposits are compensated through relationship pricing which results in application of an interest credit to either the client’s mortgage finance or commercial loan yield  Average cost of interest bearing deposits declined 3bps QoQ, compared to a 9bps increase the prior quarter Average Deposit Trends ($bn) Period End Deposit Flows ($mm) Funding Costs Non-Interest Bearing, excl MF9 MF9 Non-Interest Bearing Interest Bearing Interest Bearing Brokered Change %$Q2 2024Q1 2024 (13%)($78)$524 $602 Brokered Deposits 5% 57 1,179 1,122 Insured Sweep Deposits 3% 376 14,128 13,752 Other Interest Bearing 2%35515,83115,476 Total Interest Bearing (9%)(473)4,665 5,138 MF9 Non-Interest Bearing (1%)(18)3,323 3,340 Non-Interest Bearing, excl MF9 (6%)(491)7,9888,478 Non-interest Bearing (1%)($136)$23,818$23,954 Total Deposits Total Cost of Funds Avg Cost of Int. Bearing Deposits Avg Cost of Total Deposits $4.4 $4.0 $3.6 $3.4 $3.4 $3.3 $5.3 $6.0 $5.6 $5.2 $5.2 $4.7 $12.0 $12.8 $13.6 $14.4 $15.1 $15.3 $1.5 $1.4 $1.1 $0.8 $0.6 $0.5 $23.2 $24.2 $24.0 $23.8 $24.3 $23.8 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q2 2024

9 (9.2%) (10.0%) (4.5%) (5.0%) 1.5% 2.1% 2.8% 4.1% (10.0%) (8.0%) (6.0%) (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q1 2024 Q2 2024 -200bps Shock -100bps Shock +100bps Shock +200bps Shock $2.9B $2.6B $0.4B 3.66% 3.60% 3.31% Q2 2024 Q4 2024 Q4 2025 Notional Receive Rate Net Interest Income Sensitivity Standard Model Assumptions10 100bp & 200bp Parallel Shocks  Loan Balances: Static  Deposit Balances: Static  Loan Spreads: Current Levels  Up Scenario Int. Bearing Deposit Beta: ~80%  Down Scenario Int. Bearing Deposit Beta: ~60%  Investment Portfolio: Ratio held constant Hedging Profile ($bn) Net Interest Income Sensitivity – Static Balance Sheet ($mm) $992mm$964mmBase NII11 Earning Assets Profile (Average) Q2 2024Q1 2024 YieldBalance ($mm)YieldBalance ($mm) 5.31% $3,273 5.40%$4,052 Interest Bearing Cash and Equivalents 2.80% 4,427 2.77%4,299 Securities 9.55% 29 9.31%51 Loans Held for Sale 7.25% 16,751 7.26%16,522 LHI excl Mortgage Finance LHI 3.94% 4,357 3.60%3,518 Mortgage Finance LHI --(263)--(250)ACL on Loans 5.86% $28,574 5.88% $28,192 Earning Assets  $1.2bn of loans, or 7% of LHI excluding Mortgage Finance LHI are fixed  16% maturing in the next 12 months  Duration of the securities portfolio is ~4 years with Q2 cash flows of $118mm  Q2 purchases of $97mm with an average coupon of ~6%  100bps decline in rates could improve AOCI by ~$120mm Impacts of Mortgage Finance  Mortgage Finance represents 21% of the average total LHI portfolio with the majority tied to 1-month SOFR which declined 1bp in Q2  Given the current rate outlook, the Mortgage Finance self funding ratio is expected to stay flat throughout the remainder of the year  Bank’s overall net interest income sensitivity (per the chart above) is inclusive of Mortgage Finance NII impact on a flat balance sheet and does not account for changes in warehouse volumes in either a lower or higher rate environment $27 $14 ($43) ($89) $40 $20 ($49) ($99)

Q2-2024 Earnings Overview

Net Interest Income ($mm)



$215.0
$3.6
($1.2)
$8.2
$3.0
$0.7
($9.7)
($6.5)
$0.9
$2.6
$216.6
Q1 2024
Loans Excl MF Volume[9]
Loans Excl MF Yield[9]
MF Loan Volume[9]
MF Loan Yield[9]
Loan Fees
Investment Securities & Cash
Interest Bearing Deposits Volume
Interest Bearing Deposit Cost
Borrowings
Q2 2024

Net Interest Margin ($mm)



3.29%
3.13%
2.93%
3.03%
3.01%
$232.0
$232.1
$214.7
$215.0
$216.6
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Net Interest Income
Net Interest Margin

Non-Interest Income ($mm)



$46.0
$46.9
$31.1
$41.3
$50.4
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024

% of Revenue	17%	17%	13%	16%	19%

Non-Interest Expense ($mm)



$181.6
$179.9
$201.4
$202.4
$188.4
$68.6 38%
$69.9 39%
$19.9 10%
$73.5 36%
$10.0 5%
$65.7 32%
$0.5 0%
$69.1 37%
$113.0 62%
$110.0 61%
$108.0 54%
$126.7 63%
$118.8 63%
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Salaries & Benefits
Other NIE
Non-Recurring Items[4]

- Net interest income increased $1.6mm QoQ from higher loan balances and modest funding cost improvements
- Quarterly non-interest income increased $9.1mm or 22% QoQ and 10% YoY
  - Record level since the beginning of the transformation in 2021, excluding the impact of divestitures
- Quarterly non-interest expense excluding non-recurring items[4] decreased $4.4mm to $187.9mm and increased $6.3mm YoY
  - Q2 salaries and benefits expense declined from seasonality impacts in prior quarter

Texas Capital Bancshares, Inc.

10

Asset Quality Trends

Allowance for Credit Loss Reserve Ratios



1.32%
1.69%
1.46%
1.79%
1.44%
1.84%
Q2 2023
Q1 2024
Q2 2024
3.5x
3.3x
3.7x
Total ACL / Non-accrual Loans HFI
Total ACL / LHI
Total ACL, ex MF[9] / LHI ex MF[9]
Q2 2023
Q1 2024
Q2 2024

Asset Quality Ratios



NPAs/Total Assets
NCOs/Avg. LHI
Criticized/LHI
2.90%
3.29%
3.63%
4.13%
3.95%
0.28%
0.21%
0.29%
0.35%
0.28%
0.16%
0.17%
0.27%
0.22%
0.23%
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024

	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024
Net Charge-Offs ($mm)	$8.2	$8.9	$13.8	$10.8	$12.0

- ACL on Loans increased $3.3mm QoQ to $267mm
- Total ACL, excl. MF[9] increased to $307mm in Q2 from $299mm in Q1
  - Total ACL, excl. MF[9] to LHI, excl. MF[9] in the top 5 percent among Peers[12] Total ACL to LHI ratio
- $12mm of net charge-offs, 0.23% of average LHI
- Special mention migration in Q2 slowed relative to previous quarters
- Substandard loans decreased $9mm or 3% QoQ to $266mm, down $15mm or 5% YoY
  - Nonperforming loans decreased $17mm QoQ to $85mm, predominantly related to continued legacy problem credit resolution
  - Nonperforming LHI are 0.28% of total assets or 0.39% of LHI
- Total criticized loans stayed relatively flat QoQ increasing only $0.1mm to $859.7mm

Special Mention Composition ($mm)



$338.2
$431.8
$491.2
$584.5
$593.3
48%
52%
40%
60%
53%
47%
58%
42%
56%
44%
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Commercial
Mortgage Finance
Real Estate
Consumer

Substandard Composition ($mm)



$281.1
$245.6
$247.0
$275.0
$266.4
17%
83%
22%
78%
19%
81%
21%
79%
1%
19%
80%
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Commercial
Mortgage Finance
Real Estate
Consumer

Texas Capital Bancshares, Inc.

11

Capital Position and Trends

Regulatory Capital Levels



16.43%
2.71%
1.54%
12.18%
Q2 2023
17.09%
2.81%
1.58%
12.70%
Q3 2023
17.07%
2.83%
1.59%
12.65%
Q4 2023
16.64%
2.70%
1.56%
12.38%
Q1 2024
15.65%
2.56%
1.47%
11.62%
Q2 2024
2024 Target
>11.00%
2024 Target
CET1
Tier 1 Capital
Tier 2 Capital

Tangible Common Equity / Tangible Assets[13]



9.60%
9.60%
9.37%
9.38%
10.22%
10.22%
9.83%
9.84%
9.63%
9.63%
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Tangible Common Equity / Tangible Assets13
Common Equity / Total Assets

Peer[12] Tangible Common Equity / Tangible Assets[13]			
7.22%	7.11%	7.65%	7.63%

Tangible Book Value per Share[8]



$57.93
$57.97
$57.82
$57.85
$61.34
$61.37
$61.06
$61.10
$62.23
$62.26
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Tangible Book Value per Share8
Book Value per Share

Period End AOCI ($mm)				
($440)	($506)	($362)	($380)	($368)

AOCI per Share				
($9.17)	($10.54)	($7.66)	($8.09)	($7.96)

- Regulatory capital ratios remain exceptionally strong
  - **Total capital ratio of 15.65%, in the top quintile of the peer group[12], and CET1 ratio of 11.62%**
- CET1 declined 76bps QoQ from higher loan balances, share repurchases, and maturity of credit linked note
  - CRT maturity accounted for 46bps of CET1 reduction
- Tangible common equity / tangible assets[13] ended the quarter at 9.63%, an important characteristic of our financially resilient business model and a key metric as we manage the balance sheet through-cycle
  - **Tangible common equity / tangible assets[13] in top quintile of peer group[12]**
- Tangible book value per share[8] increased driven by net income available to common of $37.4mm, share repurchase activity, and a $12mm increase in AOCI
  - **TBVPS of $62.26 is an all-time high for the Firm**
- During Q2, repurchased 852,098 shares, 1.8% of prior quarter shares outstanding, for $50mm, at a weighted average price of $58.14 per share

Texas Capital Bancshares, Inc.

12

13 Full Year 2024 Guidance FY 2023 Adjusted (Non-GAAP4) Low to mid single-digit % growth$1,075.5Total Revenue Low to mid single-digit % growth$737.1Non-Interest Expense, Adjusted4 Q4 2024--Quarterly Operating Leverage (YoY Growth in Quarterly PPNR6, Adjusted4) >20%30%Average Cash & Total Securities (% of Average Total Assets) >11%12.6%CET1 Target Full Year 2024 Guidance  Forward curve14 assumes a 2024 average rate of 5.4% and an exit rate of 5.25%  Total Revenue guidance decreased from mid single-digit percent annual growth  Non-Interest Expense, Adjusted, increased from low single-digit percent annual growth  Quarterly Operating Leverage guidance moved from second half of the year to Q4  Average Cash & Total Securities remains unchanged  CET1 Target remains unchanged Guidance Commentary

Appendix // Footnotes

1. Includes service charges on deposit accounts, as well as fees related to our commercial card program, merchant transactions, and FX transactions, all of which are included in other non-interest income and totaled $2.8 million for FY 2020, $4.0 million for FY 2021, $6.1 million for FY 2022, $9.4 million for FY 2023, $4.9 million for YTD 2024, and $2.3 million, $2.5 million, $2.4 million, $2.4 million, and $2.5 million for Q2 2023, Q3 2023, Q4 2023, Q1 2024, and Q2 2024 respectively
2. Non-GAAP Reconciliation // Adjusted Non-interest Income and Total Revenue

	2020 ($mm)		2021 ($mm)		2022 ($mm)	
	As Reported	Adjusted[1]	As Reported	Adjusted[1]	As Reported	Adjusted[2]
Net Interest Income	851.3	821.1	768.8	767.6	875.8	875.8
Non-Interest Income	203.0	103.7	138.2	119.5	349.5	101.0
Total Revenue	1,054.3	924.8	907.0	887.1	1,225.3	976.8
Non-Interest Income % of Total Revenue	19.3%	11.2%	15.2%	13.4%	28.5%	10.3%

1) Adjusted to remove revenue contribution of exited Correspondent Lending Line of Business
2) Adjusted to remove non-recurring gain on sale of Insurance Premium Finance Loan Portfolio

3. See slide: Non-GAAP Reconciliation // Return on Average Tangible Common Equity (ROATCE)
4. See slide: Non-GAAP Reconciliation // Adjusted Earnings & Ratios
5. Reclassified Assets Under Management to also include non-discretionary brokerage assets that the Firm earns wealth management and trust fee income on
6. Net interest income and non-interest income, less non-interest expense
7. Non-interest expense divided by the sum of net interest income and non-interest income
8. Stockholders' equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end
9. "MF" used as abbreviation for Mortgage Finance
10. Model assumptions are only for Q2 2024; See prior TCBI Earnings Materials for prior model assumptions
11. Baseline scenarios hold constant balances, market rates, and assumptions as of period end reporting
12. Major exchange traded US peer banks with $20-100 billion in total assets, excluding PR headquartered banks and merger targets; Source: S&P Capital IQ Pro; Data as of Q1 2024
13. Stockholders' equity excluding preferred stock, less goodwill and intangibles, divided by total assets, less goodwill and intangibles
14. Forward curve as of June 13, 2024

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Non-GAAP Reconciliation // Return on Average Tangible Common Equity (ROATCE)

ROATCE is a non-GAAP financial measure. ROATCE represents the measure of net income available to common shareholders as a percentage of average tangible common equity. ROATCE is used by management in assessing financial performance and use of equity. A reconcilement of ROATCE to the most directly comparable U.S. GAAP measure, ROACE, for all periods is presented below.

	2020 ($mm)		2021 ($mm)		2022 ($mm)		2023 ($mm)		2024 YTD ($mm)	
	As Reported	Adjusted[1]	As Reported	Adjusted[1]	As Reported	Adjusted[1]	As Reported	Adjusted[1]	As Reported	Adjusted[1]
Net Income to Common	$56.5	$112.6	$235.2	$244.5	$315.2	$159.5	$171.9	$187.1	$59.2	$67.3
Average Common Equity	$2,686.7	$2,686.7	$2,815.7	$2,815.7	$2,783.3	$2,783.3	$2,795.0	$2,795.0	$2,877.0	$2,877.0
Less: Average Goodwill & Intangibles	17.9	17.9	17.4	17.4	14.5	14.5	1.5	1.5	1.5	1.5
Average Tangible Common Equity	$2,668.8	$2,668.8	$2,798.3	$2,798.3	$2,768.8	$2,768.8	$2,793.5	$2,793.5	$2,875.5	$2,875.5
ROACE	2.1%	4.2%	8.4%	8.7%	11.3%	5.7%	6.2%	6.7%	4.1%	4.7%
ROATCE	2.1%	4.2%	8.4%	8.7%	11.4%	5.8%	6.2%	6.7%	4.1%	4.7%

(1) See slide Non-GAAP Reconciliation // Adjusted Earnings & Ratios

Texas Capital Bancshares, Inc.

15

Non-GAAP Reconciliation // Adjusted Earnings & Ratios

Adjusted line items are non-GAAP financial measures that management believes aids in the discussion of results. A reconcilement of these adjusted items to the most directly comparable U.S. GAAP measures for all periods is presented below. Periods not presented below did not have adjustments.

($mm, Except per Share)	Q1 2024	Q2 2024	FY 2020	FY 2021	FY 2022	FY 2023	YTD 2024
Net Interest Income	$215.0	$216.6	$851.3	$768.8	$875.8	$914.1	$431.6
Non-Interest Revenue	41.3	50.4	203.0	138.3	349.5	161.4	91.7
Adjustments for Non Recurring Items:							
Gain on Sale of Insur. Prem. Finance	-	-	-	-	(248.5)	-	-
Non-Interest Revenue, Adjusted	41.3	50.4	203.0	138.3	101.0	161.4	91.7
Non-Interest Expense	202.4	188.4	704.4	599.0	727.5	756.9	390.8
Adjustments:							
Software Write-offs	-	-	(36.0)	(12.0)	-	-	-
Transaction Costs	-	-	(17.8)	-	(29.6)	-	-
Restructuring Expense	(2.0)	-	(18.0)	-	(9.8)	-	(2.0)
Legal Settlement	(5.0)	-	-	-	-	-	(5.0)
Charitable Contribution	-	-	-	-	(8.0)	-	-
FDIC Special Assessment	(3.0)	(0.5)	-	-	-	(19.9)	(3.5)
Non-Interest Expense, Adjusted	192.4	187.9	632.6	587.0	680.1	737.1	380.3
PPNR[6]	53.9	78.6	349.9	308.1	497.8	318.6	132.5
PPNR[6], Adjusted	64.0	79.1	421.7	320.1	296.6	338.5	143.0
Provision for Credit Losses	19.0	20.0	258.0	(30.0)	66.0	72.0	39.0
Income Tax Expenses	8.8	16.9	25.7	84.1	99.3	57.5	25.7
Tax Impact of Adjustments Above	2.3	0.1	15.6	2.7	(45.4)	4.6	2.4
Income Tax Expenses, Adjusted	11.1	17.0	41.3	86.8	53.9	62.1	28.1
Net Income	26.1	41.7	66.3	253.9	332.5	189.1	67.8
Net Income, Adjusted	33.9	42.0	122.4	263.2	176.8	204.4	75.9
Preferred Stock Dividends	4.3	4.3	9.8	18.7	17.3	17.3	8.6
Net Income to Common	21.8	37.4	56.5	235.2	315.2	171.9	59.2
Net Income to Common, Adjusted	29.6	37.7	112.7	244.5	159.5	187.1	67.3
Average Assets	$29,250.5	$29,750.9	$37,516.2	$38,140.3	$32,049.8	$29,537.3	$29,500.7
Return on Average Assets	0.36%	0.56%	0.18%	0.67%	1.04%	0.64%	0.46%
Return on Average Assets, Adjusted	0.47%	0.57%	0.33%	0.69%	0.55%	0.69%	0.52%
PPNR[6] / Average Assets	0.74%	1.06%	0.93%	0.81%	1.55%	1.08%	0.90%
PPNR[6], Adjusted / Average Assets	0.88%	1.07%	1.12%	0.84%	0.93%	1.15%	0.97%
Average Common Equity	$2,896.3	$2,857.7	$2,686.7	$2,815.7	$2,783.3	$2,795.0	$2,877.0
Return on Average Common Equity	3.03%	5.26%	2.10%	8.35%	11.33%	6.15%	4.14%
Return on Average Common Equity, Adjusted	4.11%	5.31%	4.19%	8.68%	5.73%	6.70%	4.70%
Diluted Common Shares	47,711,192	46,872,498	50,582,979	51,140,974	51,046,742	48,610,206	47,297,330
Earnings per Share	$0.46	$0.80	$1.12	$4.60	$6.18	$3.54	$1.25
Earnings per Share, Adjusted	$0.62	$0.80	$2.23	$4.78	$3.13	$3.85	$1.42

Texas Capital Bancshares, Inc.
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